SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 9, 2004

Date of Report (Date of earliest event reported)

PEDIATRIC SERVICES OF AMERICA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-23946	58-1873345
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Technology Parkway, Norcross, Georgia 30092-2929

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (770) 441-1580

Item 5. Other Information

On August 9, 2004, the Company issued a press release announcing the appointment of Edward K. Wissing, Chairman of the Board as Chief Executive Officer of the Company, following the retirement of Joseph D. Sansone, founder and 15-year veteran of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRIC SERVICES OF AMERICA, INC.

By:	/s/ James M. McNeill
James M. McNeill,
Senior Vice President, Chief Financial Officer, Secretary and Treasurer

Dated: August 9, 2004.

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated August 9, 2004